Scovel Corporation SEC. File No.0-29195

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  March 9, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                              NEW MILLENNIUM MEDIA
                               INTERNATIONAL INC.
                          Suite 305 101 Philippe Pkwy.
                          Safety Harbor, Florida 34695
                    (Address of principal executive offices)

                                  727-797-6664
                                727-797-7770 Fax.
                          Registrant's telephone number

                        SCOVEL CORPORATION 128 April Rd.
                                Port Moody, B.C.
                                 Canada V3H-3M5
                        (Former name and former address)

                  Colorado          0-29195          84-1463284
               (State or other    (Commission     (I.R.S. Employer
               jurisdiction of    File Number)   Identification No.)
               incorporation)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of March 9, 2000 between Scovel Corporation, a Delaware corporation ("Scovel"), and New Millennium Media International, Inc., a Colorado corporation ("New Millennium"), Gerald Ghini as owner of all the outstanding shares of common stock of Scovel within two weeks from the date hereof will exchange all the outstanding shares of common stock of Scovel for 500,000 shares of restricted common stock of New Millenium in a transaction in which New Millennium will be the surviving company. New Millennium will issue the 500,000 New Millennium restricted shares to Gerald Ghini.

     The Merger Agreement was adopted by the unanimous consent of the Board of Directors of Scovel and approved by the unanimous consent of the shareholders of Scovel on March 9, 2000. The Merger Agreement was adopted by the unanimous consent of the Board of Directors of New Millennium on March 9, 2000.

     Prior to the merger, Scovel had 5,000,000 shares of common stock outstanding which shares will be exchanged for 500,000 shares of restricted common stock of New Millennium. By virtue of the merger, New Millennium will acquire 100% of the issued and outstanding common stock of Scovel.

     The officers of New Millennium will continue as officers of the successor issuer. See "Management" below. The officers, directors and by-laws of New Millennium will continue without change as the officers, directors and by- laws of the successor issuer.

     A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

     (b) The following table contains information regarding the shareholdings of New Millennium's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):

                        Amount of Common                    Percent of
                       Stock Beneficially                  Common Stock
   Name                       Owned                        Beneficially
                                                             Owned (1)

John Thatch                 2,500,000                           10%
President & Ceo.

Gerald Parker               5,000,000                           20%
Chairman

Andy Badolato               5,000,000                           20%
Director & Vice
President of Finance

Tony Gomes                  1,000,000                          * 4%
Director & Vice
President of
Corporate Marketing

Troy Lowrie                 2,250,000                            9%
(Resigned)  (2)
Less than 5%

(1) Based upon 24,500,000 outstanding shares of common stock (subsequent to the effectiveness of the merger.

(2) Mr. Troy Lowrie was the past president and director of PMC which was merged into New Millennium.

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     (a) The consideration exchanged pursuant to the Merger Agreement was negotiated between Scovel and New Millennium

     In evaluating New Millennium as a candidate for the proposed merger, Scovel used criteria such as the value of the assets of New Millennium and its subsidiaries, the anticipated operations and acquisitions, material contracts, business name and reputation, quality of management, and current and anticipated operations. Scovel determined that the consideration for the merger was reasonable.

History

New Millennium Media International, Inc. is a Colorado corporation organized on April 21, 1998. New Millennium's principal place of business is located at l60l West Evans Avenue, Denver, CO 80223. New Millennium is the successor to Progressive Mailer Corp. ("PMC"), a corporation organized in Florida on February 5, l997. In February, l998, PMC's sole officer and director resigned and sold all of her share ownership in PMC, which represented 95% of the issued and outstanding shares of PMC, to Troy Lowrie and Mr. Lowrie was elected the President and Director of PMC. In connection with the transaction, the principal offices of PMC were relocated to Denver, Colorado. Effective April 30, l998, PMC was merged into New Millennium in order to effect a change in domicile of PMC from Florida to Colorado and the separate existence of PMC terminated pursuant to the merger agreement. In connection with the merger, each share of PMC outstanding on April 30, l998 was exchanged for a like number of shares of New Millennium.

On November 3, l997, the PMC received clearance from the NASD to have its common stock listed on the OTC Bulletin Board pursuant to PMC's application submitted to the NASD pursuant to NASD Rule 6740 and Rule 15c2-11 under the Securities Exchange Act of l934. The current trading symbol on the OTC Bulletin Board for New Millennium's common stock is NMMI.

In March 1997 and April 1998, PMC conducted offerings of its common stock pursuant to the exemption from registration afforded by Rule 504 FO Regulation D promulgated under the Securities Act of l933, as amended. As a result of these offerings, there are presently 2,055,000 unrestricted shares of common stock of New Millennium issued and outstanding.

Effective, April 14, l998 PMC exerted into an Asset Purchase Agreement with Loam Technologies, Inc, a California corporation, in exchange for the issuance of shares of PMC's common stock to Loam. Pursuant to the terms of the Asset
Purchase Agreement, PMC acquired the exclusive rights to the IllumiSign EyeCatcher display system, a special advertising display machine. New Millennium intends to market and sell these machines.

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

Business
                       New Millennium Media International

The outdoor advertising business reported earnings of 2.330 billion in 1998, an increase of 9.1% over the previous year. The first quarter of 1999 revenues were up 7.5% over the same period in 1998, according to the Outdoor Advertising Association of America, Inc. This continued growth reflects the popularity and effectiveness of outdoor and indoor advertising from both existing and new advertisers. New Millennium Media International, Inc. intends to capitalize on the demand for display advertising in two ways. New Millennium will install LED outdoor displays in high traffic areas, and form joint ventures with strategic partners to place a large number of indoor "patented" Eye Catcher boards. New Millennium intends to provide the most highly visible sites throughout the world and superior service within the industry. The Out of Home advertising industry has continually grown year after year and shows no signs of waning. The new millennium will demand the highest digital quality and the most cost efficient LED advertising boards available. We believe New Millennium already has the product available and subject to available financing we are ready to introduce the product. New Millennium (Nasdaq Bulletin Board trading symbol: "NMMI") has a unique opportunity to become an industry leader in the indoor and outdoor advertising industry. We intend to change the way the industry markets and generates ad revenues by setting a whole new standard of doing business. New Millennium has the exclusive U.S. rights to an indoor advertising board called the Illumisign EyeCatcher Display. This is a "patented" product, which ranges in size from 11"x17" to 48"x72". These signs can display up to 24 advertisements on a rotating basis. Each rotation runs two minutes. Illumisigns can generate revenues up to $5,000 a month per display.

New Millennium has another product from a manufacturer of LED boards. New Millennium has teamed up with E-Vision, a U.S. based company who's Korean based affiliate manufactures one of the highest quality LED displays in the world. E-Vision will sell us the LED boards at manufacturer's cost and will be a limited partner in the revenues that the boards produce. This allows New Millennium to purchase the highest quality product at a greatly reduced cost. This business arrangement should also enable us to deploy approximately 2 1/2 times the number of boards that we would otherwise have. We also have teamed up with E Vision one of the largest Media buyers in the country. This enables us to sell advertisements on a national level that will benefit us in placing boards throughout the U.S.

E-Vision has the capability to distribute any size board including boards for Sport Arena's. These LED boards can run any commercial format on any sized board. This give E-Vision displays a strong competitive advantage over other display boards for which the commercial must be reformatted. Formatting often takes weeks. E-Vision LED displays will run any format on any size board with consistent color quality and clarity. Color quality and clarity are very important to a national advertiser who wants their colors and logos the same on all boards. E-Vision will assist New Millennium with training and support from the first board and will provide New Millennium with ongoing assistance in all aspects of programming, technical and software support. As a manufacturing partner, E-Vision and its Korean affiliate will supply New Millennium, free of charge software upgrades as they become available. New Millennium also has an agreement for the U.S. distribution rights from Multiadd, an English based company. Multiadd manufactures a patented indoor IllumiSign, which is called the "Eyecatcher" board. This board is steel incased, front lighted, and displays poster type ads. The "Eyecatcher" is capable of displaying up to 24 advertisements from size 11"x17" to 48"x72." Each advertisement has the ability to rotate in cycles of 3 seconds to 24 hours. This is a significant advantage over other indoor boards, as the competitive boards only display one to three poster ads at a time.

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                              Capital Requirements

New Millennium, with minimal overhead and revenues needs to raise the following capital to fulfill its business plan.

Working capitol.                                          $    500,000.
Purchase of LED Displays                                  $  3,000,000.
Purchase of "Eyecatcher" Displays                         $    500,000.

                  TOTAL CAPITAL                           $  4,000,000

We have teamed up with a select group of strategic partners that will enable New Millennium to achieve its goals. We have a commitment from Investment Management of America, Inc., a leading venture capital firm based in Clearwater, Florida. IMA provides funding and business development services and support for companies like New Millennium. Its principals have founded companies such as Inktomi, Milcom, Consortio, LiquidGolf.com, ByeByeNow.com, PublicAccess.com and several others.

Management

John "JT" Thatch Age 37
John "JT" Thatch serves as Director, CEO and President of New Millennium Media Inc. He brings to the company over 15 years of entrepreneurial experience. He has successfully founded, operated and managed his own businesses, and limited partnerships. He brings experience in the areas of management, retail sales and financing. J.T. has strong ties in the business community and brings solid leadership and integrity to the New Millennium. His experience and enthusiasm will provide us with the ability to expand our growth within the outdoor/indoor advertising arena.

Gerald Parker Age 55
Gerald Parker serves as Chairman of the Board. He has founded several companies, and was one of the five original founders of Inktomi Corporation (Nasdaq NMS trading symbol: "INKT"). Gerry also serves as the President of Investment Management of America (IMA). IMA is a leading venture capital firm that provides funding and business strategies to growing companies. He has been instrumental in raising over $300 million of venture capital for companies. These companies have a combined market valuation of over $7.5 billion. Mr. Parker's experience will bring knowledge and stability to enable us the achieve to goals set forward in this business plan.

Andy Badolato Age 39
Andy Badolato serves as a Director and Vice President of Corporate Finance. He has successfully managed the mergers of several public companies as CEO and founder of Investment Management of America (IMA). Mr. Badolato is an NASD registered representative and a registered principal. He holds series 7, 24 and 63 license classifications, which currently are in inactive status.

Tony Gomes Age 37
Tony Gomes serves as a Director and Vice President of Corporate Marketing. Mr. Gomes has over 12 years of corporate marketing experience with fortune 100 companies. He was the Director of Marketing at Tropicana and managed the $1.6 billion Dole juice, twister beverage and Tropicana Orange Juice accounts. His vision turned around the Twister Juice franchise where sales increased 40% with profits increasing 112%. Prior to Tropicana Mr. Gomes was the Brand Manager of Gatorade and was instrumental in signing Michael Jordan as their national spokesman. Tony will be very instrumental in our national marketing strategies.

     DESCRIPTION OF SECURITIES
New Millennium has an authorized capitalization of 35,000,000 shares of common stock, $.001 par value per share of which 24,000,000 shares are issued and outstanding and 10,000,000 shares of preferred stock, $.001 par value per share, of which no shares have been designated or issued.

     CURRENT TRADING MARKET FOR THE NEW MILLENNIUM'S SECURITIES.
New Millennium's common stock was traded on the OTC Bulletin Board operated by Nasdaq under the symbol New Millennium. New Millennium did not file a registration statement with the Securities and Exchange Commission and has not been a reporting company under the Securities Exchange Act of 1934. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the OTC Bulletin Board to be registered as a reporting company. New Millennium was required to become a reporting company by the close of business on February 25, 2000. New Millennium has effected the merger with Scovel and has become a successor issuer thereto in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market.

     PENNY STOCK REGULATION. New Millennium's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. New Millennium's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell New Millennium's securities. The foregoing required penny stock restrictions will not apply to New Millennium's securities if such securities maintain a market price of $5.00 or greater. As of the date of this report, the trading price of New Millennium's common stock is in excess of $5.00 per share, although there can be no assurance that the price of New Millennium's securities will maintain such a level.

BANKRUPTCY OR RECEIVERSHIP
     Not applicable.

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
          Not applicable.

ITEM 5.   OTHER EVENTS
          Successor Issuer Election.

     Upon effectiveness of the merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, New Millennium became the successor issuer to Scovel Management Inc. for reporting purposes under the Securities Exchange Act of 1934 and elects to reports under the Act effective February 28, 2000.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     The President and sole director of Scovel Management Inc., Gerald Ghini, resigned such offices as a result of the merger with New Millennium. The officers and directors of New Millennium will continue as the officers and directors of the successor issuer.

ITEM 7.   FINANCIAL STATEMENTS

     No financial statements are filed herewith. The Registrant shall file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.   CHANGE IN FISCAL YEAR

     New Millennium has a December 31 year-end.

Exchange Act of 1934.

     New Millennium was required to become a reporting company by the close of business on March 9, 2000. New Millennium has effected the merger with Scovel and has become a successor issuer thereto in order to comply with the reporting company requirements implemented by the Nasdaq Stock Market.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MILLENNIUM MEDIA INTERNATIONAL INC.


                           By  /s/
                               ---------------------------
                               John Thatch
                               President and
                               Chief Executive Officer

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                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER between SCOVEL CORPORATION, a Delaware corporation ("Scovel"), and NEW MILLENNIUM MEDIA INTERNATIONAL, INC., a Colorado corporation ("New Millennium"), Scovel and New Millennium being sometimes referred to herein as the "Constituent Corporations."

     WHEREAS, the board of directors of each Constituent Corporation deems it advisable that the Constituent Corporations merge into a single corporation in a transaction intended to qualify as a reorganization within the meaning of
Section 368 (a)(1)(A) of the Internal Revenue Code of 1986, as amended ("the Merger");

     NOW, THEREFORE, in consideration of the premises and the respective mutual covenants, representations and warranties herein contained, the parties agree as follows:

     1. SURVIVING CORPORATION. Scovel shall be merged with and into New Millennium, which shall be the surviving corporation in accordance with the applicable laws of its state of incorporation.

     2. MERGER DATE. The Merger shall become effective (the" Merger Date") upon the completion of:

     2.1. Adoption of this agreement by Scovel pursuant to the General Corporation Law of Delaware and by New Millennium pursuant to Colorado Revised Statutes and the Colorado General Corporation Law.

     2.2. Execution and filing by New Millennium of Articles of Merger with the Department of State of the State of Colorado in accordance with the Colorado Revised Statutes.

     2.3. Execution and filing by Scovel of a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of Delaware.

     3. TIME OF FILINGS. The Articles of Merger shall be filed with the Department of State of the State of Colorado and the Certificate of Merger shall be filed with the Secretary of State of Delaware upon the approval, as required by law, of this agreement by the Constituent Corporations and the fulfillment or waiver of the terms and conditions herein. These filings will be completed within two weeks from the execution of this Agreement.

     4. GOVERNING LAW. The surviving corporation shall be governed by the laws of the State of incorporation of New Millennium.

     5. CERTIFICATE OF INCORPORATION. The Articles of Incorporation of New Millennium shall be the Articles of Incorporation of the surviving corporation from and after the Merger Date, subject to the right of New Millennium to amend its Articles of Incorporation in accordance with the laws of the State of its incorporation.

     6. BYLAWS. The Bylaws of the surviving corporation shall be the Bylaws of New Millennium as in effect on the date of this agreement.

     7. BOARD OF DIRECTORS AND OFFICERS. The officers and directors of New Millennium, or such other persons as shall be selected by it, shall be the officers and directors of the surviving corporation following the Merger Date.

     8. NAME OF SURVIVING CORPORATION. The name of the surviving corporation will continue as "New Millennium Media International, Inc." unless changed by New Millennium.

     9. CONVERSION. The mode of carrying the Merger into effect and the manner and basis of converting the shares of Scovel into shares of New Millennium are as follows:

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     9.1.  The  aggregate  number of shares of Scovel  Common  Stock  issued and outstanding on the Merger Date shall, by virtue of the Merger and without any action on the part of the holders thereof, be converted into an aggregate of 500,000 shares of New Millennium Common Stock adjusted by any increase for fractional shares and reduced by any Dissenting Shares (defined below).

     The New Millennium Common Stock to be issued hereunder ("the New Millennium Shares") will be issued pursuant to Rule 506 of the General Rules and Regulations of the Securities and Exchange Commission, will be restricted as to transferability pursuant to Rule 144 thereof, and will bear substantially the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

     9.2. Upon completion of the Merger, there shall be 24,500,000 shares of New Millennium Common Stock issued and outstanding, subject to such adjustments, held as follows: 500,000 common shares held by Gerald Ghini and 24,000,000 common shares held by the other shareholders of New Millennium. The management of New Millennium will not consolidate, reverse split or rollback the common shares of New Millennium during the one-year period in which Gerald Ghini is restricted from selling the 500,000 shares of New Millennium stock. Such dilution would have an adverse effect on the amount and value of shares issued to Gerald Ghini by New Millennium.

     9.3. All outstanding Common or Preferred Stock of Scovel and all warrants, options or other rights to its Common or Preferred Stock shall be retired and canceled as of the Merger Date.

     9.4. Each share of Scovel Common Stock that is owned by Scovel as treasury stock shall, by virtue of the Merger and without any action on the part of Scovel, be retired and canceled as of the Merger Date.

     9.5. Each certificate evidencing ownership of shares of New Millennium Common Stock issued and outstanding on the Merger Date or held by New Millennium in its treasury shall continue to evidence ownership of the same number of shares of New Millennium Common Stock.

     9.6. New Millennium Common Stock shall be issued to the holders of Scovel Common Stock in exchange for their shares on a prorata bases in accordance with each holder's relative ownership of the Scovel Common Stock that is being exchanged.

     9.7. The shares of New Millennium Common Stock to be issued in exchange for Scovel Common Stock hereunder shall be proportionately reduced by any shares owned by Scovel shareholders who shall have timely objected to the Merger (the" Dissenting Shares") in accordance with the provisions of the General Corporation Law of Delaware, as provided therein.

     10. EXCHANGE OF CERTIFICATES. As promptly as practicable after the Merger Date, each holder of an outstanding certificate or certificates theretofore representing shares of Scovel Common Stock (other than certificates representing Dissenting Shares) shall surrender such certificate(s) for cancellation to the party designated herein to handle such exchange (the "Exchange Agent"), and shall receive in exchange a certificate or certificates representing the number of full shares of New Millennium Common Stock into which the shares of Scovel Common Stock represented by the certificate or certificates so surrendered shall have been converted. Any exchange of fractional shares will be rounded up to the next highest number of full shares. New Millennium may, in its discretion, require a bond in customary form before issuing any share certificate where a corresponding share certificate has not been delivered by a shareholder of Scovel because of loss or other reason.

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

     11. UNEXCHANGED CERTIFICATES. Until surrendered, each outstanding certificate that prior to the Merger Date represented Scovel Common Stock (other than certificates representing Dissenting Shares) shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of shares of New Millennium Common Stock into which it was converted. No dividend or other distribution payable to holders of New Millennium Common Stock as of any date subsequent to the Merger Date shall be paid to the holders of outstanding certificates of Scovel Common Stock; provided, however, that upon surrender and exchange of such outstanding certificates (other than certificates representing Dissenting Shares), there shall be paid to the record holders of the certificates issued in exchange therefore the amount, without interest thereon, of dividends and other distributions that would have been payable subsequent to the Merger Date with respect to the shares of New Millennium Common Stock represented thereby.

     12. EFFECT OF THE MERGER. On the Merger Date, the separate existence of Scovel shall cease (except insofar as continued by statute), and it shall be merged with and into New Millennium. All the property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to either of them, shall be transferred to and vested in New Millennium, without further act or deed. New Millennium shall thenceforth be responsible and liable for all the liabilities and obligations, including liabilities to holders of Dissenting Shares, of each of the Constituent Corporations, and any claim or judgment against either of the Constituent Corporations maybe enforced against New Millennium.

     13. REPRESENTATIONS AND WARRANTIES OF SCOVEL. Scovel represents and warrants that:

     13.1. CORPORATE ORGANIZATION AND GOOD STANDING. Scovel is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

     13.2. REPORTING COMPANY STATUS. Scovel has filed with the Securities and Exchange Commission a registration statement in form 10-SB, which became effective pursuant to the Securities Exchange Act of 1934 on February 9, 2000 and is a reporting company pursuant to Section (g) thereunder.

     13.3. REPORTING COMPANY FILINGS. Scovel has timely filed and is current on all reports required to be filed by it pursuant to Section 13 of the Securities Exchange Act of 1934.

     13.4.  CAPITALIZATION.   Scovel's  authorized  capital  stock  consists  of
100,000,000 shares of Common Stock, $.0001 par value, of which 5,000,000 shares are issued and outstanding.

     13.5. ISSUED STOCK. All the outstanding shares of its Common Stock are duly authorized and validly issued, fully paid and non-assessable.

     13.6. STOCK RIGHTS. Except as set out by attached schedule, there are no stock grants, options, rights, warrants or other rights to purchase or obtain Scovel Common or Preferred Stock issued or committed to be issued.

     13.7. CORPORATE AUTHORITY. Scovel has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this agreement and all other agreements and instruments related to this agreement

     13.8 COMPLIANCE WITH RULE 12g-3. As a result of the merger and in accordance with Rule 12g-3, NEW MILLENNIUM will be the successor company and the common stock will be deemed qualified for listing on the Bulletin Board.

     13.9. FINANCIAL STATEMENTS. Scovel's financial statements dated January 21, 2000, copies of which will have been delivered by Scovel to New Millennium prior to the Merger Date (the "Scovel Financial Statements"), fairly present the financial condition of Scovel as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

     13.10 ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Scovel Financial Statements, Scovel did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     13.11. NO MATERIAL CHANGES. There has been no material adverse change in the business, properties or financial condition of Scovel since the date of the Scovel Financial Statements.

     13.12. LITIGATION. There is not, to the knowledge of Scovel, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Scovel or against any of its officers.

     13.13. CONTRACTS. Scovel is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this agreement.

     13.14. TITLE. Scovel has good and marketable title tall the real property and good and valid title to all other property included in the Scovel Financial Statements. The properties of Scovel are not subject to any mortgage, encumbrance or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Scovel.

     13.15. TAX RETURNS. All required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Scovel for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Scovel Financial Statements are adequate to cover any such taxes that may be assessed against Scovel in respect of its business and its operations during the periods covered by the Scovel Financial Statements and all prior periods.

     13.16. NO VIOLATION. Consummation of the Merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Scovel is subject or by which Scovel is bound.

     14. REPRESENTATIONS AND WARRANTIES OF NEW MILLENNIUM. New Millennium represents and warrants that:

     14.1. CORPORATE ORGANIZATION AND GOOD STANDING. New Millennium is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

     14.2. CAPITALIZATION. New Millennium's authorized capital stock consists of 35,000,000 shares of Common Stock, $.001 par value, of which 24,000,000 shares are issued and outstanding, and 10,000,000 shares of preferred stock, of which none are issued and outstanding.

     14.3. ISSUED STOCK. All the outstanding shares of its Common Stock are duly authorized and validly issued fully paid and nonassessable.

     14.4. STOCK RIGHTS. There are no stock grants, options, rights, warrants or other rights to purchase or obtain New Millennium Common or Preferred Stock issued or committed to be issued.

     14.5 CORPORATE AUTHORITY. New Millennium has all Requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this agreement.

     14.6. SUBSIDIARIES. Except as set out in Disclosure Schedule 14.6, New Millennium has no subsidiaries.

     14.7. FINANCIAL STATEMENTS. New Millennium's Financial Statements fairly present the financial condition of New Millennium as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

     14.8. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the New Millennium Financial Statements, New Millennium did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     14.9. NO MATERIAL CHANGES. There has been no material adverse change in the business, properties or financial condition of New Millennium since the date of the New Millennium Financial Statements.

     14.10. LITIGATION. Except as set out in Disclosure Schedule 14.10, there is not, to the knowledge of New Millennium, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against New Millennium or against any of its officers.

     14.11. CONTRACTS. New Millennium is not a party to any material contract not in the ordinary course of business or in the course of its proposed acquisitions that is to be performed in whole or in part at or after the date of this Agreement.

     14.12. TITLE. New Millennium has good and marketable title to all the real property and good and valid title to all other property included in the New Millennium Financial Statements. The properties of New Millennium are not subject to any mortgage, encumbrance or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of New Millennium.

     14.13. TAX RETURNS. All required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by New Millennium for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the New Millennium Financial Statements are adequate to cover any such taxes that maybe assessed against New Millennium in respect of its business and its operations during the periods covered by the New Millennium Financial Statements and all prior periods.

     14.14. NO VIOLATION. Consummation of the Merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of New Millennium is subject or by which New Millennium is bound.

     15. CONDUCT OF SCOVEL PENDING THE MERGER DATE. Scovel covenants that between the date of this Agreement and the Merger Date:

     15.1. No change will be made in Scovel's Articles of Incorporation or bylaws.

     15.2. Scovel will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution or issue, encumber, purchase, or otherwise acquire any of its capital stock other than as provided herein.

     15.3. Scovel will use its best efforts to maintain and preserve its business organization, employee relationships and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

     16 CONDUCT OF NEW MILLENNIUM PENDING THE MERGER DATE. New Millennium covenants that between the date of this Agreement and the Merger Date:

     16.1. No change will be made in New Millennium's Articles of incorporation or bylaws.

     16.2. New Millennium will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution or issue, encumber, purchase, or otherwise acquire any of its capital stock otherwise than as provided herein.

     16.3. New Millennium will use its best efforts to maintain and preserve its business organization, employee relationships and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

     17. CONDITIONS PRECEDENT TO OBLIGATION OF NEW MILLENNIUM. New Millennium's obligation to consummate the Merger shall be subject to fulfillment on or before the Merger Date of each of the following conditions, unless waived in writing by
Scovel:

     17.1. NEW MILLENNIUM'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of New Millennium set forth herein shall be true and correct at the Merger Date as though made at and as of that date, except as affected by transactions contemplated hereby.

     17.2. NEW MILLENNIUM'S COVENANTS. New Millennium shall have performed all covenants required by this agreement to be performed by it on or before the Merger Date.

     17.3. APPROVAL. New Millennium shall have approved this agreement in such manner as is required by law including all appropriate action by directors and, if required, by shareholders.

     17.4. SUPPORTING DOCUMENTS OF NEW MILLENNIUM. New Millennium shall have delivered to Scovel supporting documents in form and substance satisfactory to Scovel to the effect that:

     (i) New Millennium is a corporation duly organized, validly existing, and in good standing.

     (ii) New Millennium's authorized and issued capital stock is asset forth herein.

     (iii) The execution and adoption of this agreement have been duly authorized by New Millennium in such manner as is required bylaw including all appropriate action by directors and, if required, by shareholders.

     18. CONDITIONS PRECEDENT TO OBLIGATION OF NEW MILLENNIUM. New Millennium's obligation to consummate the Merger shall be subject to fulfillment by Scovel on or before the Merger Date of each of the following conditions, unless waived in writing by New Millennium:

     18.1. SCOVEL'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Scovel set forth herein shall be true and correct at the Merger Date as though made at and as of that date, except as affected by transactions contemplated hereby.

     18.2. SCOVEL'S COVENANTS. Scovel shall have performed all covenants required by this agreement to be performed by it on or before the Merger Date.

     18.3. APPROVAL. Scovel shall have approved this Agreement in such manner as is required by law including all appropriate action by directors and, if required, by shareholders.

     18.4.  SUPPORTING  DOCUMENTS OF SCOVEL.  Scovel shall have delivered to New
Millennium supporting documents in form and substance satisfactory to New Millennium to the effect that:

     (i) Scovel is a corporation duly organized, validly existing, and in good standing.

     (ii) Scovel's authorized and issued capital stock is as set forth herein.

     (iii) The execution and adoption of this Agreement have been duly authorized by Scovel in such manner as is required bylaw including all appropriate action by directors and, if required, by shareholders.

     19. ACCESS. From the date hereof to the Merger Date, New Millennium and Scovel shall provide each other with such information and permit each other's officers and representatives such access to its properties and books and records as the other may from time to time reasonably request. If the Merger is not consummated with the intended results as defined hereafter, all documents and consideration received in connection with this agreement shall be returned to the party furnishing such documents and consideration, and all information so received shall be treated as confidential. The results intended from this merger are that NEW MILLENNIUM will emerge with fully reporting status.

     20. CLOSING.

     20.1. The transfers and deliveries to be made pursuant to this agreement (the "Closing") shall be made by and take place at the offices of the Exchange Agent or other location designated by the Constituent Corporations without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

     20.2. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be complete reproduction of the entire original writing or transmission or original signature.

     20.3. At the Closing, Scovel shall deliver to the Exchange Agent in satisfactory form, if not already delivered to New Millennium:

     (i) A list of the holders of record of the shares of Scovel Common Stock being exchanged, with an itemization of the number of shares held by each, the address of each holder, and the aggregate number of shares of New Millennium Common Stock to be issued to each holder;

     (ii) Evidence of the execution and adoption of this Agreement in such manner as is required by law including all appropriate action by directors and, if required, by shareholders;

     (iii) Certificate of the Secretary of State of Delaware as of a recent date as to the good standing of Scovel;

     (iv) Certified copies of the resolutions of the board of directors of Scovel authorizing the execution of this agreement and the consummation of the Merger;

     (v) The Scovel Financial Statements;

     (vi) Secretary's certificate of incumbency of the officers and directors of Scovel;

     (vii) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein; and

     (viii) The share certificates for the outstanding Common Stock of Scovel to be exchanged hereunder or, where any such certificate is not delivered, an affidavit of lost certificate or other reason for non-delivery.

     20.4. At the Closing, New Millennium shall deliver to the Exchange Agent in satisfactory form, if not already delivered to Scovel:

     (i) A list of its shareholders of record;

     (ii) Evidence of the execution and adoption of this Agreement in such manner as is required by law including all appropriate action by directors and, if required, by shareholders;

     (iii) Certificate of the Secretary of State of its state of incorporation as of a recent date as to the good standing of New Millennium;

     (iv) Certified copies of the resolutions of the board of directors of New Millennium authorizing the execution of this agreement and the consummation of the Merger;

     (v) The New Millennium Financial Statements;

     (vi) Secretary's certificate of incumbency of the officers and directors of New Millennium;

     (vii) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein; and

     (viii) The share certificates of New Millennium to be delivered to the shareholders of Scovel hereunder, in proper names and amounts, and bearing legends, if any, required and appropriate under applicable securities laws.

     21. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Constituent Corporations setout herein shall survive the Merger Date.

     22. ARBITRATION.

     22.1. SCOPE. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the state of Florida.

     22.2. CONSENT TO JURISDICTION, SITUS AND JUDGMENT. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) within the state of Florida. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

     22.3. APPLICABLE LAW. The law applicable to the arbitration and this agreement shall be that of the State of Colorado, determined without regard to its provisions, which would otherwise apply to question of conflict of laws.

     22.4. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the Arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

     22.5. RULES OF LAW. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

     22.6. FINALITY AND FEES. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this agreement.

     22.7. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and\or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

     22.8. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

     22.9. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, whether in regard to this Agreement or any other matter, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This Agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

     22.10. SURVIVAL. The provisions for arbitration contained herein shall survive the termination of this agreement for any reason.

     23. FAILURE TO MAINTAIN BULLETIN BOARD LISTING. If as a result of the merger described herein New Millennium shall fail to be deemed a successor issuer and its securities shall not continue to be listed on the Bulletin Board, the merger transaction shall be unwound and all shares issued to each party shall be cancelled.

     24. GENERAL PROVISIONS.

     23.1. FURTHER ASSURANCES. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this agreement.

     23.2. WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     23.3. BROKERS. Each party agrees to indemnify and hold harmless the other party against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

     23.4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

     If to Scovel, to:

     Scovel Corporation
     128 April Rd.
     Port Moody, B.C.
     Canada V3H-3M5

     If to New Millennium, to:

     New Millennium Media International, Inc.
     101 Philippe Parkway, Suite 305
     Safety Harbor, Florida 34695

     24. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

     25. ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this agreement without the written consent of the other party shall be void.

     26. COUNTERPARTS. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

     27. EXCHANGE AGENT AND CLOSING DATE. The Exchange Agent shall be Raymond Rayder, Safety Harbor, Florida. The Closing shall take place upon the fulfillment by each party of all the conditions of Closing required herein, but not later than 15 days following execution of this Agreement unless extended by mutual consent of the parties.

     28. REVIEW OF AGREEMENT. Each party acknowledges that it has had time to review this Agreement and, as desired, consult with counsel. In the interpretation of this agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this Agreement.

     29 SCHEDULES. All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon.

     30. EFFECTIVE DATE. The effective date of this agreement shall be March 9, 2000.

     IN WITNESS WHEREOF, the parties have executed this Agreement.


     SCOVEL CORPORATION

     __/s/___________________________________    This 9th day of March 2000
       By:  Gerald Ghini
            President


     NEW MILLENNIUM MEDIA INTERNATIONAL, INC.

     ___/s/__________________________________    This 9th day of March 2000
        By:  John Thatch,
             President & CEO.


     EXCHANGE AGENT

     ___/s/___________________________________   This 8th day of March 2000
        By: Raymond Rayder, Esq.